                   FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                         STATEMENT OF ADDITIONAL INFORMATION

                                          OF

            FLEXIBLE PAYMENT DEFERRED VARIABLE AND FIXED ANNUITY CONTRACTS
                                    FUNDED THROUGH

                                   SUB-ACCOUNTS OF

                               FULCRUM SEPARATE ACCOUNT





THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE FULCRUM SEPARATE ACCOUNT, DATED SEPTEMBER 1, 1998 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE (800) 917-1909.


                              DATED SEPTEMBER 1, 1998

                                 TABLE OF CONTENTS



GENERAL INFORMATION AND HISTORY . . . . . . . . . . . . . . . . . . . . . . 2

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT
AND THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

UNDERWRITERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

ANNUITY BENEFIT PAYMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . 4

EXCHANGE OFFER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . 7

TAX-DEFERRED ACCUMULATION . . . . . . . . . . . . . . . . . . . . . . . . .12

FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . F-1

                          GENERAL INFORMATION AND HISTORY

The Fulcrum Separate Account (the "Variable Account") is a separate investment account of First Allmerica Financial Life Insurance Company (the "Company") authorized by vote of its Board of Directors on June 13, 1996.
The Company, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 1997, the Company and its subsidiaries had over $16.3 billion in combined assets and over $43.8 billion of life insurance in force. Effective October 16, 1995, the Company converted from a mutual life insurance company, known as State Mutual Life Assurance Company of America, to a stock life insurance company and adopted its present name. The company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.



Currently, fourteen (six in New York) Sub-Accounts of the Variable Account are available under the Contract. Each Sub-Account invests in a corresponding investment portfolio, fund or series of The Fulcrum Trust ("Fulcrum"), Allmerica Investment Trust (the "Trust"), AIM Variable Insurance Funds, Inc ("AVIF"), Delaware Group Premium Fund, Inc. ("DGPF"), Lazard Retirement Series, Inc. ("Lazard"), MFS Variable Insurance Trust (the "MFS Trust"), and Oppenheimer Variable Account Funds ("Oppenheimer"). Fulcrum and the Trust are managed by Allmerica Financial Investment Management Services, Inc. ("AFIMS"). AIM is managed by A I M Advisors, Inc. DGPF is managed by Delaware Management Company. Lazard is managed by Lazard Asset Management. The MFS Trust is managed by Massachusetts Financial Services Company and Oppenheimer is managed by OppenheimerFunds, Inc.



Fulcrum, the Trust, AVIF, DGPF, Lazard, the MFS Trust and Oppenheimer are open-end, management investment companies. Five different portfolios of Fulcrum are available under the Contract: Global Interactive/Telecomm, International Growth, Growth, Value, and Strategic Income. One fund of the Trust is available under the Contract: the Money Market Fund. One fund of AVIF is available under the

Contract: the AIM V.I. Value Fund. Two series of DGPF are available under the Contract: the Delaware Series and Small Cap Value Series. One portfolio of Lazard is available under the Contract: the Lazard Retirement International Equity Portfolio. Two funds of the MFS Trust are available under the Contract: MFS Emerging Growth Series and MFS Growth With Income Series. Two funds of Oppenheimer are available under the Contract:
Oppenheimer Aggressive Growth Fund and Oppenheimer Growth & Income Fund. Each portfolio, fund and series available under the Contract (together, the "Underlying Funds") has its own investment objectives and certain attendant risks. For more information, see the Prospectuses and Statements of Additional Information for the Underlying Funds.

                       TAXATION OF THE CONTRACT, THE VARIABLE
                              ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Contract, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Contract or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its parent and affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                      SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Shares of the Underling Funds owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Fund shares is reflected on the records of the Underlying Funds, and are not represented by any transferable stock certificates.



EXPERTS. The financial statements of the Company as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, and the financial statements of the Fulcrum Separate Account of the Company as of December 31, 1997 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

                                    UNDERWRITERS

Allmerica Investments, Inc. ("Allmerica Investments"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Contract pursuant to a contract with Allmerica Investments, the Company and the Variable Account. Allmerica Investments distributes the Contract on a best-efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653, was organized in 1969 as a wholly owned subsidiary of First Allmerica and presently is indirectly wholly owned by First Allmerica.

The Contract offered by this Prospectus is offered continuously, and may be purchased from certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts.

All persons selling the Contract are required to be licensed by their respective state insurance authorities for the sale of variable annuity contracts. The Company pays commissions, not to exceed 6.0% of purchase payments, to entities which sell the Contract. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such entities based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services.

Commissions paid on the Contract, including additional incentives or payments, and allowances, if any, are paid by the Company and do not result in any charge to Owners or to the Variable Account in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.

The aggregate amounts of commissions paid to Western Capital Financial Group, Inc. and to independent broker-dealers, respectively, for sales of contracts funded by Fulcrum Separate Account were $58,354.18 and $8,392.41 in 1997. Sales of these contracts began in 1997.

                              ANNUITY BENEFIT PAYMENTS

The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE.
The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:

(1)  Accumulation Unit Value -- Previous Valuation Period. . . . . . . . . . . . . $   1.135000

(2)  Value of Assets -- Beginning of Valuation Period. . . . . . . . . . . . . . . $  5,000,000

(3)  Excess of Investment Income and Net Gains Over Capital losses . . . . . . . . $      1,675

(4)  Adjusted Gross Investment Rate for the Valuation Period (3) divided by (2). . . . 0.000335

(5)  Annual Charge (one-day equivalent of 1.45% per annum) . . . . . . . . . . . . . . 0.000040

(6)  Net Investment Rate (4) - (5) . . . . . . . . . . . . . . . . . . . . . . . . . . 0.000295

(7)  Net Investment Factor 1.000000 + (6). . . . . . . . . . . . . . . . . . . . . . . 1.000295

(8)  Accumulation Unit Value -- Current Period (1) x (7) . . . . . . . . . . . . . .$  1.135335

Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the Accumulation Unit Value at the end of the Valuation Period would have been $1.134574.

The method for determining the amount of annuity benefit payments is described in detail under "Determination of the First and Subsequent Annuity Benefit Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Annuitant has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity payment is $1.120000. Therefore, the Accumulation Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or contingent deferred sales charge, the first monthly payment would be 44.800 multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed rate of 3.5% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit values because the former reflect the 3.5% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3.5% per annum) produces a factor of 1.000096. This then is multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.

METHOD FOR DETERMINING COMMUTED VALUE ON VARIABLE ANNUITY PERIOD CERTAIN OPTIONS AND ILLUSTRATION USING HYPOTHETICAL EXAMPLE. The Contract offers both commutable and non-commutable period certain options. A commutable option gives the Annuitant the right to exchange any remaining payments for a lump sum payment based on the commuted value. The Commuted Value is the present value of remaining payments calculated at 3.5% interest. The determination of the Commuted Value may be illustrated by the following hypothetical example.

Assume a commutable period certain option is elected. The number of Annuity Units on which each payment is based would be calculated using the Surrender Value less any premium tax rather than the Accumulated Value. Assume this results in 250.0000 Annuity Units. Assume the Commuted Value is requested with 60 monthly payments remaining and a current Annuity Unit Value of $1.200000. Based on these assumptions, the dollar amount of remaining payments would be $300 a month for 60 months. The present value at 3.5% of all remaining payments would be $16,560.72.

                                   EXCHANGE OFFER

A.  VARIABLE ANNUITY CONTRACT EXCHANGE OFFER

The Company will permit Owners of certain variable annuity contracts issued by its subsidiary, Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), described below, to exchange their contracts at net asset value for the variable annuity Contract described in the Prospectus, which is issued on Form No. A3025-96 or a state variation thereof ("new Contract"). The Company reserves the right to suspend this exchange offer at any time.

This offer applies to the exchange of Elective Payment Variable Annuity contracts issued by AFLIAC on Forms A3012-79 and A3013-79 ("Elective Payment Exchanged Contract," all such contracts having numbers with a "JQ" or "JN" prefix), and Single Payment Variable Annuity contracts issued on Forms A3014-79 and A3015-79 ("Single Payment Exchanged Contract," all such contracts having numbers with a "KQ" or "KN" prefix). These contracts are referred to collectively as the "Exchanged Contract." To effect an exchange, the Company should receive (1) a completed application for the new Contract,
(2) the contract being exchanged, and (3) a signed Letter of Awareness.

CONTINGENT DEFERRED SALES CHARGE COMPUTATION. No surrender charge otherwise applicable to the Exchanged Contract will be assessed as a result of the exchange. Instead, the contingent deferred sales charge under the new Contract will be computed as if the payments that had been made to the Exchanged Contract were made to the new Contract as of the date of issue of the Exchanged Contract. Any additional payments to the new Contract after the exchange will be subject to the contingent deferred sales charge computation outlined in the new Contract and the Prospectus; i.e., the charge will be computed based on the number of years that the additional payment (or portion of that payment) that is being withdrawn has been credited to the new Contract.

SUMMARY OF DIFFERENCES BETWEEN EXCHANGED CONTRACT AND THE NEW CONTRACT. The new Contract and the Exchanged Contract differ substantially as summarized below. There may be additional differences important to a person considering an exchange, and the Prospectuses for the new Contract and the Exchanged Contract should be reviewed carefully before the exchange request is submitted to the Company.

CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge under the new Contract, as described in the Prospectus, imposes higher charge percentages against the excess amount redeemed than the Single Payment Exchanged Contract. In addition, if an Elective Payment Exchanged Contract was issued more than nine years before the date of an exchange under this offer, additional payments to the Exchanged Contract would not be subject to a surrender charge. New payments to the new Contract may be subject to a charge if withdrawn prior to the surrender charge period described in the Prospectus.

CONTRACT FEE. Under the new Contract, the Company deducts a $30 fee on each Contract anniversary and at surrender if the Accumulated Value is less than $100,000. This fee is waived if the new Contract is part of a 401(k) plan. No Contract fees are charged on the Single Payment Exchanged Contract. A $9 semi-annual fee is charged on the Elective Payment Exchanged Contract if the Accumulated Value is $10,000 or less.

VARIABLE ACCOUNT ADMINISTRATIVE EXPENSE CHARGE. Under the new Contract, the Company assesses each Sub-Account a daily administrative expense charge at an annual rate of 0.20% of the average daily net assets of the Sub-Account. No administrative expense charge based on a percentage of Sub-Account assets is imposed under the Exchanged Contract.

TRANSFER CHARGE. No charge for transfers is imposed under the Exchanged Contract. Currently, no transfer charge is imposed under the new Contract; however, the Company reserves the right to assess a charge not to exceed $25 for each transfer after the twelfth in any Contract year.

DEATH BENEFIT. The Exchanged Contract offers a death benefit that is guaranteed to be the greater of a Contract's Accumulated Value or gross payments made (less withdrawals). At the time an exchange is processed, the Accumulated Value of the Exchanged Contract becomes the "payment" for the new Contract. Therefore, prior purchase payments made under the Exchanged Contract (if higher than the Exchanged Contract's Accumulated Value) no longer are a basis for determining the death benefit under the new Contract. Consequently, whether the initial minimum death benefit under the new Contract is greater than, equal to, or less than, the death benefit of the Exchanged Contract depends on whether the Accumulated Value transferred to the new Contract is greater than, equal to, or less than, the gross payments under the Exchanged Contract. In addition, under the Exchanged Contract, the amount of any prior withdrawals is subtracted from the value of the death benefit. Under the new Contract, where there is a reduction in the death benefit amount due to a prior withdrawal, the value of the death benefit is reduced in the same proportion that the new Contract's Accumulated Value was reduced on the date of the withdrawal.

ANNUITY TABLES. The Exchanged Contract contains higher guaranteed annuity rates.

B.  FIXED ANNUITY EXCHANGE OFFER

This exchange offer also applies to all fixed annuity contracts issued by the Company or its subsidiary. A fixed annuity contract to which this exchange offer applies may be exchanged at net asset value for the Contract described in this Prospectus, subject to the same provisions for effecting the exchange and for applying the new Contract's contingent deferred sales charge as described above for variable annuity contracts. This Prospectus should be read carefully before making such exchange. Unlike a fixed annuity, the new Contract's value is not guaranteed, and will vary depending on the investment performance of the Underlying Funds to which it is allocated. The new Contract has a different charge structure than a fixed annuity contract, which includes not only a contingent deferred sales charge that may vary from that of the class of contracts to which the exchanged fixed contract belongs, but also Contract fees, mortality and expense risk charges (for the Company's assumption of certain mortality and expense risks), administrative expense charges, transfer charges (for transfers permitted among Sub-Accounts and the Fixed Account), and expenses incurred by the Underlying Funds. Additionally, the interest rates offered under the Fixed Account of the new Contract and the Annuity Tables for determining minimum annuity benefit payments may be different from those offered under the exchanged fixed contract.

C.  EXERCISE OF "FREE-LOOK PROVISION" AFTER ANY EXCHANGE

Persons who, under the terms of this exchange offer, exchange their contract for the new Contract and subsequently revoke the new Contract within the time permitted, as described in the sections of this Prospectus captioned "Right to Revoke Individual Retirement Annuity" and "Right to Revoke All Other Contracts," will have their exchanged contract automatically reinstated as of the date of revocation. The refunded amount will be applied as the new current Accumulated Value under the reinstated contract, which may be more or less than it would have been had no exchange and reinstatement occurred. The refunded amount will be allocated initially among the Fixed Account and Sub-Accounts of the reinstated contract in the same proportion that the value in the Fixed Account and the value in each Sub-Account bore to the transferred Accumulated Value on the date of the exchange of the contract for the new Contract. For purposes of calculating any contingent deferred sales charge under the reinstated contract, the reinstated contract will be deemed to have been issued and to have received past purchase payments as if there had been no exchange.

                              PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under "PERFORMANCE INFORMATION." In addition, the Company may provide advertising, sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments. Total return data may be advertised based on the period of time that an Underlying Sub-Account has been in existence and the period of time that an Underlying Fund has been in existence even if longer than the period of time that the Contract has been offered. The results for any period prior to a Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract. Contracts funded by Fulcrum Separate Account have been offered to the public since 1997.

TOTAL RETURN
------------

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge and any applicable contingent deferred sales charge which would be assessed upon complete withdrawal of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

             (n)
     P(1 + T)   = ERV

     Where:    P  =  a hypothetical initial payment to the Variable Account of
                     $1,000

               T  =  average annual total return

               n  =  number of years

             ERV  =  the ending redeemable value of the $1,000 payment at the end of the specified period

Quotations of average annual total return for the periods that the Sub-Accounts and for periods that the Underlying Funds have been in existence are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.45%, the $30 annual Contract fee and the contingent deferred sales charge which would be assessed if the investment were completely withdrawn at the end of the specified period, according to the following schedule. See Tables 1A and 2A.

                 YEARS FROM DATE OF               CHARGE AS PERCENTAGE
             PURCHASE PAYMENT TO DATE OF        OF NEW PURCHASE PAYMENTS
                     WITHDRAWAL                        WITHDRAWN*
                     ----------                        ----------
                         0-1                               7%
                          2                                6%
                          3                                5%
                          4                                4%
                          5                                3%
                          6                                2%
                          7                                1%
                     Thereafter                            0%

* Subject to the maximum limit described in the Prospectus.

No contingent deferred sales charge is deducted upon expiration of the periods specified above. In all calendar years, an amount equal to the greater of: (a) 15% of the Accumulated Value, (b) cumulative earnings (Accumulated Value less total gross payments not previously withdrawn), or
(c) the life expectancy distribution, is not subject to the contingent deferred sales charge.

SUPPLEMENTAL TOTAL RETURN INFORMATION
-------------------------------------

The Supplemental Total Return information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charges. It is assumed, however, that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

             (n)
     P(1 + T)    = EV

     Where:    P  =  a hypothetical initial payment to the Variable Account of
                     $1,000

               T  =  average annual total return

               n  =  number of years

              EV  =  the ending value of the $1,000 payment at the end of the specified period

Quotations of supplemental average total return for the periods that the Sub-Accounts and for periods that the Underlying Funds have been in existence are calculated in exactly the same manner as total return information and for the same periods of time except that they do not reflect the contingent deferred sales charge and assume that the Contract is not surrendered at the end of the periods shown. See Table 2A.

                                   TABLE 1A
            AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR PERIODS
                            ENDING DECEMBER 31, 1997
                         SINCE INCEPTION OF SUB-ACCOUNT
               (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                              FOR YEAR          SINCE
                                                                ENDED         INCEPTION
SUB-ACCOUNT                                                   12/31/97     OF SUB-ACCOUNT*
-----------                                                   --------     ---------------
Global Interactive/Telecomm Portfolio. . . . . . . . . . . .    N/A             3.89%
International Growth Portfolio . . . . . . . . . . . . . . .    N/A           (17.15%)
Growth Portfolio . . . . . . . . . . . . . . . . . . . . . .    N/A           (18.54%)
Value Portfolio. . . . . . . . . . . . . . . . . . . . . . .    N/A            (1.40%)
Strategic Income Portfolio . . . . . . . . . . . . . . . . .    N/A            (6.15%)
Money Market Fund. . . . . . . . . . . . . . . . . . . . . .    N/A            (5.06%)

                                   TABLE 1B
     SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR PERIODS ENDING
                              DECEMBER 31, 1997
                       SINCE INCEPTION OF SUB-ACCOUNT
                 (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)


                                                              FOR YEAR          SINCE
                                                                ENDED         INCEPTION
SUB-ACCOUNT                                                   12/31/97     OF SUB-ACCOUNT*
-----------                                                   --------     ---------------
Global Interactive/Telecomm Portfolio. . . . . . . . . . . .    N/A            10.47%
International Growth Portfolio . . . . . . . . . . . . . . .    N/A           (11.90%)
Growth Portfolio . . . . . . . . . . . . . . . . . . . . . .    N/A           (13.39%)
Value Portfolio. . . . . . . . . . . . . . . . . . . . . . .    N/A             4.84%
Strategic Income Portfolio . . . . . . . . . . . . . . . . .    N/A            (0.21%)
Money Market Fund. . . . . . . . . . . . . . . . . . . . . .    N/A             0.95%

* The inception dates for the Sub-Accounts are: 9/30/97 for the Value, Growth and Global Interactive/Telecomm Portfolios and 10/3/97 for the International Growth and Strategic Income Portfolios and the Money Market Fund.

As of the date of this Statement of Additional Information, no performance information is available for the following Sub-Accounts due to the fact that sales to the public had not yet begun: Oppenheimer Aggressive Growth Fund, MFS Emerging Growth Series, Small Cap Value Series, Lazard Retirement International Equity Portfolio, AIM V.I. Value Fund, MFS Growth With Income Series, Oppenheimer Growth & Income Fund and Delaware Series.

                                   TABLE 2A
          AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR PERIODS
                          ENDING DECEMBER 31, 1997
                    SINCE INCEPTION OF UNDERLYING FUND
                (ASSUMING COMPLETE WITHDRAWAL OF INVESTMENT)

                                                                                                            10 YEARS OR
                                                                                                               SINCE
                                                                                                            INCEPTION OF
                                                                     FOR YEAR                                UNDERLYING
SUB-ACCOUNT                                                       ENDED 12/31/97             5 YEARS           FUND**
-----------                                                       --------------             -------           ------
Global Interactive/Telecomm Portfolio                                 31.16%                   N/A              15.05%
Oppenheimer Aggressive Growth Fund                                     3.49%                 13.87%             14.53%
MFS Emerging Growth Series                                            13.11%                   N/A              19.82%
Small Cap Value Series                                                23.99%                   N/A              17.14%
Lazard Retirement International Equity Portfolio                       N/A                     N/A               N/A
International Growth Portfolio                                       (12.22%)                  N/A              (4.61%)
Growth Portfolio                                                       2.13%                   N/A               5.18%
Value Portfolio                                                       23.40%                   N/A              20.07%
AIM V.I. Value Fund                                                   14.88%                   N/A              17.65%
MFS Growth With Income Series                                         20.91%                   N/A              24.65%
Oppenheimer Growth & Income Fund                                      23.54%                   N/A              33.91%
Delaware Series                                                       17.57%                 12.86%             12.24%
Strategic Income Portfolio                                            (6.80%)                  N/A              (3.64%)
Money Market Fund                                                     (2.29%)                 2.62%              4.22%


                                   TABLE 2B
             SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                       FOR PERIODS ENDING DECEMBER 31, 1997
                       SINCE INCEPTION OF UNDERLYING FUND
                     (ASSUMING NO WITHDRAWAL OF INVESTMENT)

                                                                                                            10 YEARS OR
                                                                                                               SINCE
                                                                                                            INCEPTION OF
                                                                     FOR YEAR                                UNDERLYING
SUB-ACCOUNT                                                       ENDED 12/31/97             5 YEARS           FUND**
-----------                                                       --------------             -------           ------
Global Interactive/Telecomm Portfolio                                38.16%                   N/A             17.78%
Oppenheimer Aggressive Growth Fund                                   10.04%                 14.22%            14.53%
MFS Emerging Growth Series                                           20.11%                   N/A             21.38%
Small Cap Value Series                                               30.99%                   N/A             17.60%
Lazard Retirement International Equity Portfolio                      N/A                     N/A               N/A
International Growth Portfolio                                       (6.67%)                  N/A             (1.74%)
Growth Portfolio                                                      8.60%                   N/A              8.09%

Value Portfolio                                                      30.40%                   N/A             22.70%
AIM V.I. Value Fund                                                  21.88%                   N/A             18.00%
MFS Growth With Income Series                                        27.91%                   N/A             26.35%
Oppenheimer Growth & Income Fund                                     30.54%                   N/A             35.20%
Delaware Series                                                      24.57%                 13.23%            12.24%
Strategic Income Portfolio                                           (0.90%)                  N/A             (0.97%)
Money Market Fund                                                     3.90%                  3.15%             4.22%


** The inception dates for the Underlying Funds are: 2/1/96 for the Value, Growth, Strategic Income and Global Interactive/Telecomm Portfolios; 3/26/96 for the International Growth Portfolio; 4/29/85 for the Money Market Fund; 5/5/93 for the AIM V.I. Value Fund; 7/28/88 for the Delaware Series; 12/27/93 for the Small Cap Value Series; 9/1/98 for the Lazard Retirement International Equity Portfolio; 8/15/86 for the Oppenheimer Aggressive Growth Fund; 7/5/95 for the Oppenheimer Growth & Income Fund; 7/24/95 for the MFS Emerging Growth Series; and 10/9/95 for the MFS Growth With Income Series.


YIELD AND EFFECTIVE YIELD - THE MONEY MARKET SUB-ACCOUNT
--------------------------------------------------------

Set forth below is yield and effective yield information for the Money Market Sub-Account for the seven-day period ended December 31, 1997:

     Yield               4.30%
     Effective Yield     4.39%

The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a charge reflecting the annual 1.45% deduction for mortality and expense risk and the administrative charge, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:
                                           (365/7)
Effective Yield = [(base period return + 1)       ] - 1

The calculations of yield and effective yield reflect the $30 annual Contract fee.

                             TAX-DEFERRED ACCUMULATION

            NON-QUALIFIED                          CONVENTIONAL
          ANNUITY CONTRACT                         SAVINGS PLAN

      AFTER-TAX CONTRIBUTIONS
     AND TAX-DEFERRED EARNINGS

                                              TAXABLE LUMP         AFTER-TAX CONTRIBUTIONS
                          NO WITHDRAWALS      SUM WITHDRAWAL       AND TAXABLE EARNINGS
                          --------------      --------------       --------------------
10 Years                     $107,946           $  86,448                $  81,693

20 Years                      233,048             165,137                  133,476
30 Years                      503,133             335,021                  218,082

This chart compares the accumulation of a $50,000 initial investment into a non-qualified annuity contract with a conventional savings plan. Contributions to the non-qualified annuity contract and the conventional savings plan are made after tax. Only the gain in the non-qualified annuity contract will be subject to income tax in a taxable lump sum withdrawal. The chart assumes a 37.1% federal marginal tax rate and an 8% annual return. The 37.1% federal marginal tax is based on a marginal tax rate of 36%, representative of the target market, adjusted to reflect a decrease of $3 of itemized deductions for each $100 of income over $117,950. Tax rates are subject to change as is the tax-deferred treatment of the Contract. Income on non-qualified annuity contracts is taxed as ordinary income upon withdrawal. A 10% tax penalty may apply to early withdrawals. See "Federal Income Taxes" in the Prospectus.

The chart does not reflect the following charges and expenses under the contract: 1.25% for mortality and expense risk; 0.20% administration charges; 7% maximum deferred sales charge; and $30 annual Contract fee. The tax-deferred accumulation would be reduced if these charges were reflected. No implication is intended by the use of these assumptions that the return shown is guaranteed in any way or that the return shown represents an average or expected rate of return over the period of the Contract. (IMPORTANT -- THIS IS NOT AN ILLUSTRATION OF YIELD OR RETURN.)

Unlike savings plans, contributions to non-qualified annuity contracts provide tax-deferred treatment on earnings. In addition, contributions to tax-deferred retirement annuities are not subject to current tax in the year of contribution. When monies are received from a non-qualified annuity contract (and you have many different options on how you receive your funds), they are subject to income tax. At the time of receipt, if the person receiving the monies is retired, not working or has additional tax exemptions, these monies may be taxed at a lesser rate.

                                FINANCIAL STATEMENTS

Financial Statements are included for First Allmerica Financial Life Insurance Company and for its Fulcrum Separate Account.